As filed with the Securities and Exchange Commission on April 30, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             FIRST SOUTHERN BANCORP.
             (Exact name of Registrant as Specified in Its Charter)



             GEORGIA                                      58-2635782
(State of incorporation or organization)      (IRS Employer Identification No.)
       201 South Main Street
          Statesboro, GA                                    30458
(Address of principal executive offices)                  (Zip Code)



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|



     Securities Act registration statement file number to which this form relates: 333-66734
         ---------

     Securities to be registered pursuant to Section 12(b) of the Act:

                                      None


     Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     For information with respect to the common stock, par value $.01 per share (the "Common Stock"), of First Southern Bancorp., a Georgia corporation (the "Registrant"), see the information under the captions "Description of Capital Stock" and "Dividend Policy" contained in the Registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on August 3, 2001, and as amended on September 10, 2001, as such Registration Statement may be amended further from time to time (as so amended, the "Form SB-2"). The Registration Statement is deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

     The following exhibits are filed as a part of the Registration Statement:

Exhibit
  No.             Description
-------           -----------

4.1 Articles of Incorporation (incorporated by reference as Exhibit 3.1 to the Company's Form SB-2 filed with the SEC on August 3, 2001, File No. 333-66734).

4.2 Bylaws (incorporated by reference as Exhibit 3.2 to the Company's Form SB-2 filed with the SEC on August 3, 2001, File No. 333-66734).

4.3  Form of certificate of common stock (incorporated by reference as Exhibit
     4.2 to the Company's Form SB-2 filed with the SEC on August 3, 2001, File No. 333-66734).

4.4 Form of Stock Warrant Agreement (incorporated by reference as Exhibit 10.4 to the Company's Form SB-2 filed with the SEC on August 3, 2001, File No. 333-66734).

4.5  First Southern Bancorp 2002 Stock Incentive Plan.


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



                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       FIRST SOUTHERN BANCORP.
                                            (Registrant)


                                       By:  /s/ F. Thomas David
                                           ----------------------------------
                                           F. Thomas David
                                           President and Chief Executive Officer

Date:  April 30, 2003


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


Exhibit
Number            Description of Exhibit

4.1 Articles of Incorporation (incorporated by reference as Exhibit 3.1 to the Company's Form SB-2 filed with the SEC on August 3, 2001, File No. 333-66734).

4.2 Bylaws (incorporated by reference as Exhibit 3.2 to the Company's Form SB-2 filed with the SEC on August 3, 2001, File No. 333-66734).

4.3  Form of certificate of common stock (incorporated by reference as Exhibit
     4.2 to the Company's Form SB-2 filed with the SEC on August 3, 2001, File No. 333-66734).

4.4 Form of Stock Warrant Agreement (incorporated by reference as Exhibit 10.4 to the Company's Form SB-2 filed with the SEC on August 3, 2001, File No. 333-66734).

4.5  First Southern Bancorp 2002 Stock Incentive Plan.





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